DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012		Jun 30, 2013	Jun 30, 2012	2013 vs. 2012
EARNINGS SUMMARY
Interest Income	$1,727	$1,708	$1,740	$1,708	$1,646	$81	5%	$3,435	$3,287	$148	5%
Interest Expense	297	298	312	321	332	(35)	(11%)	595	681	(86)	(13%)
Net Interest Income	1,430	1,410	1,428	1,387	1,314	116	9%	2,840	2,606	234	9%
Discount/Interchange Revenue	546	492	559	526	519	27	5%	1,038	991	47	5%
Rewards	238	229	318	273	246	(8)	(3%)	467	478	(11)	(2%)
Discount and Interchange Revenue, net	308	263	241	253	273	35	13%	571	513	58	11%
Protection Products Revenue	88	88	98	104	102	(14)	(14%)	176	205	(29)	(14%)
Loan Fee Income	76	81	83	82	78	(2)	(3%)	157	159	(2)	(1%)
Transaction Processing Revenue	47	53	55	58	56	(9)	(16%)	100	105	(5)	(5%)
Other Income	92	97	111	121	43	49	114%	189	81	108	133%
Total Other Income	611	582	588	618	552	59	11%	1,193	1,063	130	12%

Revenue Net of Interest Expense	2,041	1,992	2,016	2,005	1,866	175	9%	4,033	3,669	364	10%

Provision for Loan Losses	240	159	370	136	262	(22)	(8%)	399	346	53	15%

Employee Compensation and Benefits	285	290	280	275	253	32	13%	575	499	76	15%
Marketing and Business Development	185	169	187	174	121	64	53%	354	249	105	42%
Information Processing & Communications	85	78	77	71	71	14	20%	163	143	20	14%
Professional Fees	101	104	115	108	108	(7)	(6%)	205	212	(7)	(3%)
Premises and Equipment	20	19	22	19	19	1	5%	39	37	2	5%
Other Expense	144	93	122	194	186	(42)	(23%)	237	290	(53)	(18%)
Total Other Expense	820	753	803	841	758	62	8%	1,573	1,430	143	10%

Income Before Income Taxes	981	1,080	843	1,028	846	135	16%	2,061	1,893	168	9%
Tax Expense	379	407	304	391	321	58	18%	786	718	68	9%
Net Income	$602	$673	$539	$637	$525	$77	15%	$1,275	$1,175	$100	9%

Net Income Allocated to Common Stockholders	$588	$659	$530	$631	$520	$68	13%	$1,247	$1,164	$83	7%

Effective Tax Rate	38.6%	37.7%	36.1%	38.0%	37.9%			38.1%	37.9%

Net Interest Margin	9.44%	9.39%	9.40%	9.39%	9.28%	16	bps	9.41%	9.18%	23	bps
ROE	23%	27%	22%	28%	24%			25%	27%

Ending Common Shares Outstanding	486	493	498	505	515	(29)	(6%)	486	515	(29)	(6%)
Weighted Average Common Shares Outstanding	489	496	500	510	523	(34)	(7%)	492	527	(35)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	490	497	502	511	524	(34)	(6%)	494	528	(34)	(6%)

PER SHARE STATISTICS
Basic EPS	$1.20	$1.33	$1.06	$1.24	$0.99	$0.21	21%	$2.53	$2.21	$0.32	14%
Diluted EPS	$1.20	$1.33	$1.06	$1.24	$0.99	$0.21	21%	$2.52	$2.21	$0.31	14%
Common Stock Price (period end)	$47.64	$44.84	$38.55	$39.73	$34.58	$13.06	38%	$47.64	$34.58	$13.06	38%
Book Value per share	$21.52	$20.90	$19.83	$18.18	$17.36	$4.16	24%	$21.52	$17.36	$4.16	24%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012		Jun 30, 2013	Jun 30, 2012	2013 vs. 2012
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$1,002	$1,033	$811	$980	$796	$206	26%	$2,035	$1,795	$240	13%
Payment Services	(21)	47	32	48	50	(71)	(142%)	26	98	(72)	(73%)
Total	$981	$1,080	$843	$1,028	$846	$135	16%	$2,061	$1,893	$168	9%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	483	442	501	471	462	21	5%	925	879	46	5%
PULSE Network	1,067	1,023	1,067	1,105	1,128	(61)	(5%)	2,090	2,156	(66)	(3%)
Total	1,550	1,465	1,568	1,576	1,590	(40)	(3%)	3,015	3,035	(20)	(1%)

NETWORK VOLUME
PULSE Network	$40,060	$39,919	$40,441	$40,365	$41,207	($1,147)	(3%)	$79,979	$79,757	$222	0%
Network Partners	2,442	2,246	2,456	2,228	2,195	247	11%	4,688	4,199	489	12%
Diners Club International [1]	6,848	6,644	7,204	7,038	7,184	(336)	(5%)	13,491	14,251	(760)	(5%)
Total Payment Services	49,350	48,809	50,101	49,631	50,586	(1,236)	(2%)	98,158	98,207	(49)	0%
Discover Network - Proprietary	28,551	25,738	29,746	27,662	27,279	1,272	5%	54,289	51,969	2,320	4%
Total	$77,901	$74,547	$79,847	$77,293	$77,865	$36	0%	$152,447	$150,176	$2,271	2%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$11,224	$13,819	$9,106	$13,722	$13,695	($2,471)	(18%)
Total Loan Receivables	61,703	60,384	62,598	59,634	58,051	3,652	6%
Allowance for Loan Losses	(1,556)	(1,634)	(1,788)	(1,731)	(1,898)	342	18%
Net Loan Receivables	60,147	58,750	60,810	57,903	56,153	3,994	7%
Premises and Equipment, net	607	572	538	522	497	110	22%
Goodwill and Intangible Assets, net	475	473	475	478	471	4	1%
Other Assets	2,491	2,525	2,562	2,544	2,422	69	3%
Total Assets	$74,944	$76,139	$73,491	$75,169	$73,238	$1,706	2%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$29,063	$28,724	$28,031	$27,737	$27,588	$1,475	5%
Brokered Deposits and Other Deposits	13,505	13,670	14,182	14,329	14,179	(674)	(5%)
Deposits	42,568	42,394	42,213	42,066	41,767	801	2%
Borrowings	18,295	19,520	17,993	19,966	19,057	(762)	(4%)
Accrued Expenses and Other Liabilities	3,633	3,926	3,412	3,960	3,474	159	5%
Total Liabilities	64,496	65,840	63,618	65,992	64,298	198	0%
Total Equity	10,448	10,299	9,873	9,177	8,940	1,508	17%
Total Liabilities and Stockholders' Equity	$74,944	$76,139	$73,491	$75,169	$73,238	$1,706	2%

BALANCE SHEET STATISTICS
Total Common Equity	$9,888	$9,739	$9,313	$9,177	$8,940	$948	11%
Total Common Equity/Total Assets	13.2%	12.8%	12.7%	12.2%	12.2%
Total Common Equity/Net Loans	16.4%	16.6%	15.3%	15.8%	15.9%

Tangible Assets	$74,469	$75,666	$73,015	$74,691	$72,767	$1,702	2%
Tangible Common Equity [1]	$9,413	$9,266	$8,838	$8,699	$8,469	$944	11%
Tangible Common Equity/Tangible Assets [1]	12.6%	12.2%	12.1%	11.6%	11.6%
Tangible Common Equity/Net Loans [1]	15.6%	15.8%	14.5%	15.0%	15.1%
Tangible Common Equity per share [1]	$19.38	$18.80	$17.75	$17.23	$16.45	$2.93	18%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.8%	17.9%	16.8%	17.1%	17.1%
Tier 1 Risk Based Capital Ratio	15.5%	15.6%	14.5%	13.9%	13.9%
Tier 1 Common Capital Ratio [2]	14.6%	14.7%	13.6%	13.9%	13.9%
Tier 1 Leverage Ratio	13.4%	13.4%	12.7%	11.9%	11.9%

LIQUIDITY
Liquidity Portfolio	$9,717	$12,530	$8,332	$12,449	$12,096	($2,379)	(20%)
Undrawn Credit Facilities [3]	18,496	17,415	17,237	16,657	16,493	2,003	12%
Total Liquidity	$28,213	$29,945	$25,569	$29,106	$28,589	($376)	(1%)

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[2] Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012
AVERAGE BALANCES
Assets
Cash and Investment Securities	$11,097	$10,497	$10,937	$12,083	$12,149	($1,052)	(9%)
Restricted Cash	1,176	720	1,160	998	1,279	(103)	(8%)
Credit Card Loans	49,002	49,267	49,173	47,875	46,484	2,518	5%
Private Student Loans	7,925	7,989	7,750	7,551	7,519	406	5%
Personal Loans	3,511	3,344	3,248	3,074	2,892	619	21%
Other Loans	355	303	306	235	34	321	NM
Total Loans	60,793	60,903	60,477	58,735	56,929	3,864	7%
Total Interest Earning Assets	73,066	72,120	72,574	71,816	70,357	2,709	4%
Allowance for Loan Losses	(1,600)	(1,822)	(1,707)	(1,834)	(1,931)	331	17%
Other Assets	4,274	4,362	4,192	4,132	3,936	338	9%
Total Assets	$75,740	$74,660	$75,059	$74,114	$72,362	$3,378	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,946	$28,391	$27,890	$27,668	$27,593	$1,353	5%
Brokered Deposits and Other Deposits	13,756	13,663	14,119	14,380	13,590	166	1%
Total Interest-bearing Deposits	42,702	42,054	42,009	42,048	41,183	1,519	4%
Short-term Borrowings	270	240	245	189	6	264	NM
Securitized Borrowings	16,412	16,574	17,540	17,341	17,085	(673)	(4%)
Other Long-term Borrowings	2,487	2,059	1,829	1,906	1,933	554	29%
Total Interest-bearing Liabilities	61,871	60,927	61,623	61,484	60,207	1,664	3%
Other Liabilities & Stockholders' Equity	13,869	13,733	13,436	12,630	12,155	1,714	14%
Total Liabilities and Stockholders' Equity	$75,740	$74,660	$75,059	$74,114	$72,362	$3,378	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.82%	0.89%	0.87%	0.83%	0.82%	0	bps
Restricted Cash	0.11%	0.10%	0.12%	0.15%	0.16%	(5)	bps
Credit Card Loans	11.97%	11.94%	12.02%	12.14%	12.21%	(24)	bps
Private Student Loans	6.52%	6.52%	6.48%	6.48%	6.49%	3	bps
Personal Loans	12.51%	12.45%	12.41%	12.41%	12.34%	17	bps
Other Loans	3.27%	3.50%	3.30%	3.39%	3.92%	(65)	bps
Total Loans	11.24%	11.22%	11.29%	11.39%	11.45%	(21)	bps
Total Interest Earning Assets	9.48%	9.60%	9.54%	9.46%	9.41%	7	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.50%	1.53%	1.57%	1.58%	1.62%	(12)	bps
Brokered Deposits and Other Deposits	2.21%	2.36%	2.43%	2.53%	2.94%	(73)	bps
Total Interest-bearing Deposits	1.73%	1.80%	1.86%	1.91%	2.06%	(33)	bps
Short-term Borrowings	1.36%	1.45%	1.32%	1.35%	2.77%	(141)	bps
Securitized Borrowings	1.78%	1.84%	1.79%	1.87%	1.99%	(21)	bps
Other Long-term Borrowings	6.26%	7.04%	7.87%	7.79%	7.84%	(158)	bps
Total Interest-bearing Liabilities	1.92%	1.99%	2.01%	2.08%	2.22%	(30)	bps

Net Interest Margin	9.44%	9.39%	9.40%	9.39%	9.28%	16	bps
Net Yield on Interest-earning Assets	7.85%	7.93%	7.83%	7.68%	7.51%	34	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012		Jun 30, 2013	Jun 30, 2012	2013 vs. 2012
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$61,703	$60,384	$62,598	$59,634	$58,051	$3,652	6%	$61,703	$58,051	$3,652	6%
Average Loans [1,2]	$60,793	$60,903	$60,477	$58,735	$56,929	$3,864	7%	$60,848	$57,052	$3,796	7%

Interest Yield	11.24%	11.22%	11.29%	11.39%	11.45%	(21)	bps	11.23%	11.42%	(19)	bps
Net Principal Charge-off Rate	2.10%	2.08%	2.06%	2.05%	2.37%	(27)	bps	2.09%	2.44%	(35)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.27%	2.25%	2.24%	2.23%	2.60%	(33)	bps	2.26%	2.68%	(42)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.50%	1.68%	1.69%	1.73%	1.75%	(25)	bps	1.50%	1.75%	(25)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.73%	0.84%	0.82%	0.81%	0.87%	(14)	bps	0.73%	0.87%	(14)	bps
Net Principal Charge-off Dollars	$318	$313	$313	$303	$335	($17)	(5%)	$631	$693	($62)	(9%)
Net Interest and Fee Charge-off Dollars	$85	$93	$90	$90	$104	($19)	(18%)	$177	$222	($45)	(20%)
Loans Delinquent Over 30 Days [3]	$861	$940	$981	$947	$929	($68)	(7%)	$861	$929	($68)	(7%)
Loans Delinquent Over 90 Days [3]	$419	$469	$478	$447	$460	($41)	(9%)	$419	$460	($41)	(9%)

Allowance for Loan Loss (period end)	$1,556	$1,634	$1,788	$1,731	$1,898	($342)	(18%)	$1,556	$1,898	($342)	(18%)
Change in Loan Loss Reserves	($78)	($154)	$57	($167)	($73)	($5)	(7%)	($232)	($347)	$115	33%
Reserve Rate	2.52%	2.71%	2.86%	2.90%	3.27%	(75)	bps	2.52%	3.27%	(75)	bps
Reserve Rate Excluding PCI Loans [3]	2.72%	2.93%	3.09%	3.16%	3.57%	(85)	bps	2.72%	3.57%	(85)	bps

CREDIT CARD LOANS
Ending Loans	$49,791	$48,655	$51,135	$48,434	$47,451	$2,340	5%	$49,791	$47,451	$2,340	5%
Average Loans	$49,002	$49,267	$49,173	$47,875	$46,484	$2,518	5%	$49,134	$46,544	$2,590	6%

Interest Yield	11.97%	11.94%	12.02%	12.14%	12.21%	(24)	bps	11.96%	12.21%	(25)	bps
Net Principal Charge-off Rate	2.34%	2.36%	2.31%	2.34%	2.72%	(38)	bps	2.35%	2.82%	(47)	bps
Delinquency Rate (over 30 days)	1.58%	1.77%	1.79%	1.83%	1.85%	(27)	bps	1.58%	1.85%	(27)	bps
Delinquency Rate (over 90 days)	0.80%	0.91%	0.90%	0.89%	0.94%	(14)	bps	0.80%	0.94%	(14)	bps
Net Principal Charge-off Dollars	$286	$287	$286	$281	$314	($28)	(9%)	$573	$652	($79)	(12%)
Loans Delinquent Over 30 Days	$789	$862	$917	$887	$879	($90)	(10%)	$789	$879	($90)	(10%)
Loans Delinquent Over 90 Days	$398	$442	$460	$431	$445	($47)	(11%)	$398	$445	($47)	(11%)

Allowance for Loan Loss (period end)	$1,360	$1,453	$1,613	$1,565	$1,739	($379)	(22%)	$1,360	$1,739	($379)	(22%)
Change in Loan Loss Reserves	($93)	($160)	$48	($174)	($83)	($10)	(12%)	($253)	($362)	$109	30%
Reserve Rate	2.73%	2.99%	3.15%	3.23%	3.66%	(93)	bps	2.73%	3.66%	(93)	bps

Total Discover Card Volume	$29,684	$26,880	$31,085	$29,692	$28,579	$1,105	4%	$56,564	$54,309	$2,255	4%
Discover Card Sales Volume	$27,574	$24,864	$28,728	$27,109	$26,411	$1,163	4%	$52,438	$50,302	$2,136	4%

[1] Total Loans includes mortgages and other loans.

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012		Jun 30, 2013	Jun 30, 2012	2013 vs. 2012
PRIVATE STUDENT LOANS
Ending Loans	$7,881	$7,987	$7,774	$7,738	$7,491	$390	5%	$7,881	$7,491	$390	5%
Ending PCI Loans [1]	$4,434	$4,561	$4,702	$4,828	$4,956	($522)	(11%)	$4,434	$4,956	($522)	(11%)

Interest Yield	6.52%	6.52%	6.48%	6.48%	6.49%	3	bps	6.52%	6.44%	8	bps
Net Principal Charge-off Rate	0.68%	0.35%	0.38%	0.26%	0.24%	44	bps	0.51%	0.20%	31	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.58%	0.82%	1.00%	0.74%	0.73%	85	bps	1.21%	0.60%	61	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.38%	1.48%	1.22%	1.18%	1.03%	35	bps	1.38%	1.03%	35	bps

Reserve Rate	1.04%	1.04%	0.96%	0.86%	0.90%	14	bps	1.04%	0.90%	14	bps
Reserve Rate excluding PCI Loans [2]	2.38%	2.43%	2.44%	2.30%	2.67%	(29)	bps	2.38%	2.67%	(29)	bps

PERSONAL LOANS
Ending Loans	$3,630	$3,395	$3,296	$3,165	$2,978	$652	22%	$3,630	$2,978	$652	22%

Interest Yield	12.51%	12.45%	12.41%	12.41%	12.34%	17	bps	12.49%	12.31%	18	bps
Net Principal Charge-off Rate	2.24%	2.30%	2.47%	2.09%	2.25%	(1)	bps	2.27%	2.40%	(13)	bps
Delinquency Rate (over 30 days)	0.64%	0.76%	0.77%	0.77%	0.73%	(9)	bps	0.64%	0.73%	(9)	bps

Reserve Rate	2.70%	2.86%	3.02%	3.11%	3.03%	(33)	bps	2.70%	3.03%	(33)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	June 30, 2013 vs. June 30, 2012		Jun 30, 2013	Jun 30, 2012	2013 vs. 2012
DIRECT BANKING
Interest Income	$1,727	$1,708	$1,740	$1,708	$1,646	$81	5%	$3,435	$3,287	$148	5%
Interest Expense	297	298	312	321	332	(35)	(11%)	595	681	(86)	(13%)
Net Interest Income	1,430	1,410	1,428	1,387	1,314	116	9%	2,840	2,606	234	9%
Other Income	531	495	501	530	465	66	14%	1,026	894	132	15%
Revenue Net of Interest Expense	1,961	1,905	1,929	1,917	1,779	182	10%	3,866	3,500	366	10%
Provision for Loan Losses	225	159	370	136	262	(37)	(14%)	384	346	38	11%
Total Other Expense	734	713	748	801	721	13	2%	1,447	1,359	88	6%
Income Before Income Taxes	$1,002	$1,033	$811	$980	$796	$206	26%	$2,035	$1,795	$240	13%

Net Interest Margin	9.44%	9.39%	9.40%	9.39%	9.28%	16	bps	9.41%	9.19%	22	bps
Pretax Return on Loan Receivables	6.61%	6.87%	5.34%	6.64%	5.63%	98	bps	6.74%	6.33%	41	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	80	87	87	88	87	(7)	(8%)	167	169	(2)	(1%)
Revenue Net of Interest Expense	80	87	87	88	87	(7)	(8%)	167	169	(2)	(1%)
Provision for Loan Losses	15	—	—	—	—	15	NM	15	—	15	NM
Total Other Expense	86	40	55	40	37	49	132%	126	71	55	77%
Income Before Income Taxes	($21)	$47	$32	$48	$50	($71)	(142%)	$26	$98	($72)	(73%)

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
GAAP total common equity	$9,888	$9,739	$9,313	$9,177	$8,940
Less: Goodwill	(284)	(286)	(286)	(287)	(287)
Less: Intangibles	(191)	(187)	(189)	(191)	(184)
Tangible common equity [1]	$9,413	$9,266	$8,838	$8,699	$8,469
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	106	83	72	29	43
Total tier 1 common capital [2]	$9,519	$9,349	$8,910	$8,728	$8,512

GAAP book value per share	$21.52	$20.90	$19.83	$18.18	$17.36
Less: Goodwill	(0.59)	(0.58)	(0.58)	(0.57)	(0.56)
Less: Intangibles	(0.40)	(0.38)	(0.38)	(0.38)	(0.35)
Less: Preferred Stock	(1.15)	(1.14)	(1.12)	0.00	0.00
Tangible common equity per share	$19.38	$18.80	$17.75	$17.23	$16.45

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.